Exhibit 10.2

FIRST AMENDMENT

TO

SECOND LIEN CREDIT AGREEMENT

AMONG

REX ENERGY CORPORATION,

as Borrower,

THE GUARANTORS,

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent,

AND

THE LENDERS SIGNATORY HERETO

DATED AS OF MAY 7, 2012

FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “First Amendment”) dated as of May 7, 2012 is among REX ENERGY CORPORATION, a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Lien Credit Agreement dated as of December 22, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made certain term loans available to the Borrower.

B. The Guarantors are parties to that certain Guaranty and Collateral Agreement dated as of December 22, 2011 made by each of the Grantors (as defined therein) in favor of the Administrative Agent (as heretofore amended, modified or supplemented, the “Guaranty”).

C. The Borrower, the Administrative Agent and the Lenders have agreed to amend Section 9.05 of the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2. Amendment to Credit Agreement.

2.1 Amendment to Section 9.05(r). Section 9.05(r) is hereby amended and restated in its entirety to read as follows:

“(r) Investment by R.E. Gas in Keystone and RW Gathering in an aggregate amount not to exceed $55,000,000 in cash and $4,500,000 in Property.”

Section 3. Conditions Precedent. This First Amendment shall become effective on the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):

3.1 First Amendment. The Administrative Agent shall have received multiple counterparts as requested of this First Amendment from the Borrower, each other Obligor and the Majority Lenders.

3.2 First Lien Loan Documents. The Administrative Agent shall have received a copy of an amendment to the First Lien Credit Agreement, in form and substance acceptable to the Administrative Agent, containing amendments to the First Lien Credit Agreement comparable to those set forth herein to the extent applicable and such amendment shall be in full force and effect on the First Amendment Effective Date.

3.3 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to, the fees of Jones Day).

3.4 No Default. After giving effect to the terms of this First Amendment, no Default or Event of Default shall be continuing as of the First Amendment Effective Date.

Section 4. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, after giving effect to the terms of this First Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects as though made on and as of the First Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

5.2 Ratification and Affirmation of the Obligors. Each Obligor hereby expressly (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party, and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby; and (c) agrees that from and after the First Amendment Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment.

5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.

5.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.6 Release of Lenders. IN CONSIDERATION OF THIS FIRST AMENDMENT AND, SUBJECT TO THE CONDITIONS STATED HEREIN, THE BORROWER AND EACH OTHER OBLIGOR HEREBY RELEASES, ACQUITS, FOREVER DISCHARGES, AND COVENANTS NOT TO SUE, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (EACH INDIVIDUALLY, A “RELEASED PARTY” AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE LOAN DOCUMENTS AND ACTIONS, CAUSES OF ACTION OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR ANY OBLIGOR, WHICH BORROWER, ANY OBLIGOR, OR ANY SUBSIDIARY MAY HAVE OR WHICH MAY HEREAFTER ACCRUE RELATED TO ANY ACTIONS OR FACTS OCCURRING PRIOR TO THE FIRST AMENDMENT EFFECTIVE DATE AGAINST ANY RELEASED PARTY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE FIRST AMENDMENT EFFECTIVE DATE, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY THE CREDIT AGREEMENT, ANY NOTE, ANY SECURITY INSTRUMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS EVIDENCED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER THE CREDIT AGREEMENT, ANY NOTES, THE NEGOTIATION OF ANY OF THE CREDIT AGREEMENT, THE NOTES, OR THE OTHER LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION, ENFORCEMENT OR SERVICING THEREOF.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the First Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

	By:	/s/ Thomas C. Stabley
Thomas C. Stabley
Chief Executive Officer and
Chief Financial Officer

GUARANTORS:	REX ENERGY OPERATING CORP.

	By:	/s/ Thomas C. Stabley
Thomas C. Stabley
Chief Executive Officer and
Chief Financial Officer

REX ENERGY I, LLC
R.E. GAS DEVELOPMENT, LLC
PENNTEX RESOURCES ILLINOIS, INC.
REX ENERGY IV, LLC

	By:	/s/ Thomas C. Stabley
Thomas C. Stabley
Vice President

First Amendment

Signature Page

ADMINISTRATIVE AGENT:	KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent and Lender

	By:	/s/ Craig Hanselman
	Name:	Craig Hanselman
	Title:	Vice President

First Amendment

Signature Page

LENDERS:	WELLS FARGO BANK, N.A.

	By:	/s/ Bryan M. McDavid
	Name:	Bryan M. Mcdavid
	Title:	Director

First Amendment

Signature Page

SUNTRUST BANK

By:	/s/ Gregory C. Magnuson
Name:	Gregory C. Magnuson
Title:	Vice President

First Amendment

Signature Page

UNIONBANCAL EQUITIES, INC.

By:	/s/ Derrick Pan
Name:	Derrick Pan
Title:	Vice President

By:	/s/ Margaret Elower
Name:	Margaret Elower
Title:	Vice President

First Amendment

Signature Page